UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road,	Charlotte,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.625% Non-Cumulative Preferred Stock, Series D	BHFAM	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.  Regulation FD Disclosure.
Brighthouse Financial, Inc. has prepared a presentation for use with investors, analysts and other members of the investment community. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and Exhibit 99.1 listed in Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Projected Distributable Earnings Scenarios, dated March 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Kristine H. Toscano
	Name:	Kristine H. Toscano
	Title:	Chief Accounting Officer

Date: March 29, 2022

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